SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Name of Issuer: USAA MUTUAL FUNDS TRUST
S&P 500 Index Fund Reward Shares
S&P 500 Index Fund Member Shares
Total Return Strategy Fund Shares
Total Return Strategy Fund Institutonal Shares
Real Return Fund Shares
Real Return Fund Institutional Shares
Extended Market Index Fund
Nasdaq-100 Index Fund
Ultra Short-Term Bond Fund Shares
Ultra Short-Term Bond Fund Institutional Shares
Flexible Income Fund Shares
Flexible Income Fund Institutional Shares
Flexible Income Fund Adviser Shares
Target Retirement Income Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund
Target Retirement 2040 Fund
Target Retirement 2050 Fund
Target Retirement 2060 Fund
Global Managed Volatility Fund Shares
Global Managed Volatility Fund Institutional Shares
In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2016, the undersigned hereby certifies, that:
1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.
Date: 08/23/2016
/S/ DANIEL S. MCNAMARA
Daniel S. McNamara
President

SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Name of Issuer: USAA MUTUAL FUNDS TRUST
S&P 500 Index Fund Reward Shares
S&P 500 Index Fund Member Shares
Total Return Strategy Fund Shares
Total Return Strategy Fund Institutonal Shares
Real Return Fund Shares
Real Return Fund Institutional Shares
Extended Market Index Fund
Nasdaq-100 Index Fund
Ultra Short-Term Bond Fund Shares
Ultra Short-Term Bond Fund Institutional Shares
Flexible Income Fund Shares
Flexible Income Fund Institutional Shares
Flexible Income Fund Adviser Shares
Target Retirement Income Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund
Target Retirement 2040 Fund
Target Retirement 2050 Fund
Target Retirement 2060 Fund
Global Managed Volatility Fund Shares
Global Managed Volatility Fund Institutional Shares
In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2016, the undersigned hereby certifies, that:
1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.
Date: 8/26/2016
/S/ ROBERTO GALINDO, JR.
Roberto Galindo, Jr.
Treasurer